UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
     Pineville, Louisiana                            71360-5226
(Address of principal executive offices)                         (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
     Pineville, Louisiana                            71360-5226
(Address of principal executive offices)                         (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Cleco Corporate Holdings LLC: None	Cleco Power LLC: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 16, 2021, the Louisiana Public Service Commission (the “LPSC”), at its Business and Executive Session, voted to approve without modification the Unopposed Joint Motion for Consideration by the Commission Pursuant to Rule 57, Approval of the Uncontested Proposed Stipulated Settlement (“Stipulated Settlement”), and Proposed Second Amended and Restated Formula Rate Plan (“FRP”) for Cleco Power LLC (“Cleco Power”), a wholly owned subsidiary of Cleco Corporate Holdings LLC.

The Stipulated Settlement, as approved by the LPSC, will increase customer base rates by approximately $49.0 million effective July 1, 2021. In addition, all retail customers will continue receiving bill credits resulting from the U.S. Tax Cuts and Jobs Act of 2017. The target retail portion of the unprotected excess accumulated deferred income taxes (“EDIT”) is approximately $2.5 million monthly and will be credited over a period of three years concluding on June 30, 2024. The retail portion of the protected EDIT will be credited as calculated under the Average Rate Assumption Method and such credits will continue until the full amount of the protected EDIT has been returned to customers.

The FRP has a target 9.50% return on equity including returning to retail customers 60% of earnings in excess of a 10.00% return on equity and less than or equal to a 10.50% return on equity. All earnings over a 10.50% return on equity will be refunded to retail customers. The capital structure utilized in the FRP assumes an equity ratio of 52%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATE HOLDINGS LLC

Date: June 21, 2021	By:	/s/ Tonita Laprarie
Tonita Laprarie
Interim Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: June 21, 2021	By:	/s/ Tonita Laprarie
Tonita Laprarie
Interim Chief Financial Officer